                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                            THE KINETICS GROUP, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                                  77-0423998
      (State of incorporation)             (I.R.S. Employer Identification No.)


         3080 RAYMOND STREET
       SANTA CLARA, CALIFORNIA                           94301
(Address of principal executive offices)               (Zip Code)



SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

          Title of each class                Name of each exchange on which
          to be so registered                each class is to be registered

          Not Applicable                           Not Applicable



SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                       Common Stock, par value $0.001
                              (Title of class)

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Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

          The information contained in "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on December 13, 1996 (the "Form S-1 Registration Statement") is hereby incorporated by reference.


Item 2.   Exhibits
          --------

          The following exhibits are filed with this Registration Statement:

          1.1  Specimen Stock Certificate incorporated by reference to Exhibit
               4.1 of the Registrant's Form S-1 Registration Statement.

          2.1  Certificate of Incorporation, incorporated by reference to
               Exhibit 3.1 of the Registrant's Form S-1 Registration Statement.

          2.2 Bylaws, incorporated by reference to Exhibit 3.2 of the Registrant's Form S-1 Registration Statement.

          2.3 Form of Second Amended and Restated Certificate of Incorporation, incorporated by reference to Exhibit 3.3 of the Registrant's Form S-1 Registration Statement.

          2.4  Form of Amended and Restated Bylaws, incorporated by reference to
               Exhibit 3.4 of the Registrant's Form S-1 Registration Statement.

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                                  SIGNATURE


  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                    THE KINETICS GROUP, INC.

Date:  January 15, 1997


                                    By: /s/ David J. Shimmon
                                        ______________________________
                                        David J. Shimmon
                                        President, Chief Operating Officer, and
                                        Chief Financial Officer


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                                EXHIBIT INDEX
                                -------------


Exhibit                                                        Sequentially
Number                            Exhibit                      Numbered Page
------                            -------                      -------------

 1.1 Specimen Stock Certificate incorporated by reference to Exhibit 4.1 of the Registrant's
               Form S-1 Registration Statement.

 2.1           Certificate of Incorporation, incorporated by reference to
               Exhibit 3.1 of the Registrant's Form S-1 Registration
               Statement.

 2.2 Bylaws, incorporated by reference to Exhibit 3.2 of the Registrant's Form S-1 Registration Statement.

 2.3           Form of Second Amended and Restated Certificate of
               Incorporation, incorporated by reference to Exhibit 3.3 of the Registrant's Form S-1 Registration Statement.

 2.4 Form of Amended and Restated Bylaws, incorporated by reference to Exhibit 3.4 of the Registrant's Form S-1 Registration
               Statement.

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